Exhibit 99.2

Power Conversion Technologies, Inc.

Unaudited Financial Statements

Six Months Ended June 30, 2020

Power Conversion Technologies, Inc.

Balance Sheets

(Unaudited)

	June 30	December 31,
	2020	2019
Assets
Current assets:
Cash and cash equivalents	$286,834	$27,382
Accounts receivable	77,726	19,774
Inventories	517,937	971,813
Other current assets	14,263	12,715
Total current assets	896,760	1,031,684

Property and equipment:
Machinery and equipment	88,257	78,851
Less: accumulated depreciation	(63,410)	(63,652)
	24,847	15,199

Total assets	$921,607	$1,046,883

Liabilities and stockholder’s deficit
Current liabilities:
Accounts payable	$362,376	$679,340
Accrued salaries, wages, and withholdings	337,981	286,470
Accrued expenses	77,369	77,369
Advances from customers	192,167	684,822
Advance from affiliate	400,000	-
Due to shareholder	13,144	27,909
Convertible note payable, net of discount	172,886	-
Line of credit	344,988	349,962
Note payable	167,594	174,444
Total current liabilities	2,068,505	2,280,316

Stockholder’s deficit:
Common stock, no par value; 1,000 shares authorized, 1,000 shares issued and outstanding	1,000	1,000
Additional paid-in capital	75,989	75,989
Deficit	(1,223,887)	(1,310,422)
Total stockholder’s deficit	(1,146,898)	(1,233,433)

Total liabilities and stockholder’s deficit	$921,607	$1,046,883

The accompanying notes are an integral part of the financial statements.

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Power Conversion Technologies, Inc.

Statements of Operations and Retained Earnings (Deficit)

(Unaudited)

	Six Months Ended June 30,
	2020	2019
	(Unaudited)	(Unaudited)

Revenues	$1,347,041	$240,196

Cost of revenues	809,612	299,397

Gross profit (loss)	537,429	(59,201)

Selling, general and administrative expenses	320,842	212,613

Income (loss) from operations	216,587	(271,814)

Interest expense	130,052	29,453

Net income (loss)	86,535	(301,267)

Deficit at beginning of period	(1,310,422)	(738,827)

Deficit at end of period	$(1,223,887)	$(1,040,094)

The accompanying notes are an integral part of the financial statements.

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Power Conversion Technologies, Inc.

Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
	2020	2019
Cash flows from operating activities
Net income (loss)	$86,535	$(301,267)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	3,182	3,630
Non-cash interest expense	118,542	-
Changes in operating assets and liabilities:
Accounts receivable	(57,952)	13,345
Inventories	453,876	(456,645)
Other current assets	(1,548)	(11,503)
Accounts payable	(316,964)	348,259
Accrued salaries, wages, and withholdings	51,511	67,539
Accrued expenses	-	(41,581)
Advances from customers	(492,655)	448,999
Net cash provided by (used in) operating activities	(155,473)	70,776

Cash flows from investing activities
Purchase of property and equipment	(12,830)	-
Net cashed used in investing activities	(12,830)	-

Cash flows from financing activities
Net payments on line of credit	(4,974)	(2,601)
Payments on note payable	(6,850)	(3,169)
Borrowings from shareholder	(14,765)	(40,399)
Proceeds from issuance of convertible note	85,000	-
Payments on convertible note	(30,656)	-
Advance from affiliate	400,000	-
Net cash provided by (used in) financing activities	427,755	(46,169)

Increase in cash and cash equivalents	259,452	24,607
Cash and cash equivalents—beginning of period	27,382	47,554
Cash and cash equivalents—end of period	$286,834	$72,161

Interest paid	$11,510	$29,453

The accompanying notes are an integral part of the financial statements.

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Power Conversion Technologies, Inc.

Notes to Unaudited Financial Statements

Six Months Ended June 30, 2020

(Unaudited)

Note 1—Organization and Description of Business

Power Conversion Technologies, Inc., a subchapter S corporation, (“PCTI” or the “Company”) was incorporated on August 28, 1991 under the laws of the State of Pennsylvania. The Company designs, develops, manufactures and distributes standard and custom power electronic solutions. Customers include the United States military, other global military organizations and many of the world’s largest industrial manufacturers. All of its products are manufactured in the United States. Because of the Company’s product scope and the high-power niche that their products occupy, the Company is aggressively targeting the rapidly growing renewable and energy storage markets.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (COVID-19) as a pandemic which continues to spread throughout the United States. On March 6, 2020, the Governor of Pennsylvania declared a health emergency and on March 19, 2020 issued an order to close all nonessential businesses until further notice. The Governor determined that the Company was an essential business. Nonetheless, out of concern for the workers and pursuant to the government order, the Company continued to operate and where possible certain workers began telecommuting from their homes. The continued spread of COVID-19 may result in a period of business disruption, including delays or disruptions in the Company’s supply chain. The spread of COVID-19, or another infectious disease, could also negatively affect the operations at the Company’s third-party manufacturers, which could result in delays or disruptions in the supply of products.

On July 10, 2020, the Company entered into a Stock Purchase Agreement with Ozop Surgical Corp.(See Note 10).

Note 2—Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Power Conversion Technologies, Inc.

Notes to Unaudited Financial Statements

Six Months Ended June 30, 2020

(Unaudited)

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents. At June 30, 2020 and December 31, 2019, cash consists of monies held in checking, savings, and cash on hand.

The Company maintains cash in demand deposits with two federally insured banks. The Company does not believe that it is exposed to a significant credit risk in connection with the deposits. The balances are insured by the Federal Deposit Insurance Corporation up to $250,000. At June 30, 2020, the Company did not have any uninsured balances.

Accounts Receivable

Accounts receivables are reported at the amount management expects to collect from outstanding balances. Differences between the amount due and the amount management expects to collect are reported in the results of operations of the year in which those differences are determined. The allowance for doubtful accounts is based on the Company’s prior experience of collections and management’s estimates.

Accounts receivable is comprised of four and two and customers at June 30, 2020 and December 31, 2019, respectively.

Inventories

Inventories are valued at the lower of cost or net realizable value, with cost determined on the first-in, first-out basis. Inventory costs include material, labor and manufacturing overhead. In evaluating the net realizable value of inventory, management also considers, if applicable, other factors, including known trends, market conditions, currency exchange rates and other such issues.

Property and Equipment

Depreciation is computed using the straight-line method over the estimated useful lives of the assets in service. Property and equipment are stated at acquisition cost. Maintenance and repairs are charged directly to expense as incurred; purchases of items which will benefit future periods are capitalized. When assets are disposed of, the cost and accumulated depreciation are removed and any resulting gain or loss is recognized. The Company evaluates the carrying value of property and equipment when events and circumstances warrant a review.

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Power Conversion Technologies, Inc.

Notes to Unaudited Financial Statements

Six Months Ended June 30, 2020

(Unaudited)

Revenue and Cost Recognition

The Company recognizes revenue when title, ownership, and risk of loss pass to the customer, all of which occurs upon shipment or delivery of the product and is based on the applicable shipping terms.

For contracts with customers, ownership of the goods and associated revenue are transferred to customers at a point in time, generally upon shipment of a product to the customer or receipt of the product by the customer and without significant judgments. Advance payments are typically required for commercial customers and are recorded as deferred revenue until revenue is recognized. The majority of contracts (government and commercial customers) typically require payment within 30 to 60 days after transfer of ownership to the customer.

The Company’s revenue recognition policy is consistently applied across the Company’s segments, product lines and geographical locations. For the periods covered herein, we did not have post shipment obligations such as training or installation, customer acceptance provisions, credits and discounts, rebates and price protection, or other similar privileges.

The Company has elected to recognize the costs for freight and shipping when control over products has transferred to the customer as an expense in cost of sales.

The Company monitors and tracks the amount of product returns and reduces revenue at the time of shipment for the estimated amount of future returns, based on historical experience. The Company makes estimates evaluating its allowance for doubtful accounts. The Company continuously monitors collections and payments from its customers and maintains a provision for estimated credit losses based upon its historical experience and any specific customer collection issues that it has identified.

Costs include all direct material and labor costs and those indirect costs related to contract performance, such as indirect labor, supplies, tools and repairs. Selling, general, and administrative costs are charged to expense as incurred.

Income Taxes

Income taxes have not been provided because the Company has elected to be treated as an S corporation for income tax purposes as provided in Section 1362(a) of the Internal Revenue Code. As such, the Company’s income or loss and credits are passed through to the shareholders and reported on their individual income tax return.

The Company is subject to routine audits by taxing jurisdictions, however, there are currently no audits for any tax periods in progress. The Company believes it is no longer subject to income tax examinations for years prior to 2016.

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Power Conversion Technologies, Inc.

Notes to Unaudited Financial Statements

Six Months Ended June 30, 2020

(Unaudited)

Fair Value Measurements

The Company applies fair value accounting for all financial assets and liabilities that are required to be recognized or disclosed at fair value in the financial statements. Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities, the Company considers the principal or most advantageous market in which the Company would transact, and the market-based risk measurements or assumptions that market participants would use in pricing the asset or liability, such as inherent risk, transfer restrictions and credit risk.

Recent Accounting Pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which replaces existing revenue recognition guidance. The updated guidance requires companies to recognize revenue in a way that depicts the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In addition, the new standard requires that reporting companies disclose the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. The Standard was effective for the Company as of January 1, 2020 and had no impact on the Company’s financial statements.

Note 3—Inventories

The components of inventories at June 30, 2020 and December 31, 2019 are as follows:

	2020	2019
Raw materials	$122,854	$116,329
Work in process	179,471	845,218
Finished goods	9,643	10,266
	$311,968	$971,813

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Power Conversion Technologies, Inc.

Notes to Unaudited Financial Statements

Six Months Ended June 30, 2020

(Unaudited)

Note 4—Note Payable

The Company entered into a $210,000 note payable with a bank on October 26, 2016. On July 24, 2020, due to the Company being in default with the terms of the note, the note was amended with the outstanding balance due December 26, 2020 and the interest rate changed to 7.75%. Borrowings are collateralized by substantially all of the assets of the Company and the personal guarantee of the stockholder. At June 30, 2020 and December 31, 2019, $167,594 and $174,444, respectively, was outstanding on the note payable.

Note 5—Line of Credit

On September 25, 2019 the Company renewed their revolving line of credit agreement with a bank that provides for borrowings of up to $350,000. Interest is due monthly and the principal was due on April 12, 2020, however, on July 24, 2020, due to the Company being in default with the terms of the agreement, the Company’s revolving line of credit agreement was amended with a change in the maturity date to December 26, 2020, and the interest rate is the prime rate plus 3.25% (6.5% at June 30, 2020). Borrowings are collateralized by substantially all of the assets of the Company and the personal guarantee of the stockholder. At June 30, 2020 and December 31, 2019, $344,988 and $349,962, respectively, was outstanding on the line of credit.

Note 6—Convertible Note Payable

On February 26, 2020, (the “Issuance Date”) the Company issued a 12% Convertible Promissory Note (the “Note”), in the principal amount of $106,950, to an investor. This note matures 12 months after the Issuance Date. This note is convertible into shares of the Company’s common stock beginning on the Issuance Date at 55% of the lowest trading price for the twenty-five trading days prior to the conversion. If the trading price cannot be calculated for such security on such date, the trading price shall be the fair market value as mutually determined by the Company and the investor for which the calculation of the trading price is required in order to determine the conversion price. The Company received proceeds of $85,000 on February 26, 2020, and the Note included an original issue discount of $13,950 and lender costs of $8,000. This note proceeds will be used by the Company for general working capital purposes. The Note also requires a daily payment via ACH of $400. On June 25, 2020, the Note was amended to add $111,225 of additional principal to the outstanding balance. On June 30, 2020, the Note was assigned from the Company to Ozop Surgical Corp.

Note 7—Paycheck Protection Program Loan

On April 20, 2020, the Company was granted a loan from a bank in the amount of $100,400, pursuant to the Paycheck Protection Program under Division A, Title I of the CARES Act, which was enacted March 27, 2020. The loan matures on April 20, 2022 and bears interest at a rate of 1.0% per annum, payable monthly beginning on November 20, 2020. The loan may be prepaid at any time prior to maturity with no prepayment penalties. Proceeds from the loan may only be used for payroll costs, costs used to continue group health care benefits, mortgage payments, rent, utilities, and interest on other debt obligations incurred before February 15, 2020. The Company utilized the entire loan amount for qualifying expenses prior to June 30, 2020 and therefore, the Company met the conditions for forgiveness of the loan.

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Power Conversion Technologies, Inc.

Notes to Unaudited Financial Statements

Six Months Ended June 30, 2020

(Unaudited)

Note 8—Lease Commitments

On October 25, 2019 the Company executed a non-cancellable lease for office and industrial space which began December 1, 2019 and expires on November 30, 2022. Based on the terms of the lease, future annual rental commitments are as follows:

2020	$84,000
2021	84,000
2022	77,000

Rent expense for the six months ended June 30, 2020 and 2019 approximated $42,000 and $50,000, respectively.

Note 9—Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As of June 30, 2020, the Company has a stockholder’s deficit of $1,146,898 since its inception, a working capital deficit of $1,171,745, and has experienced three consecutive years of operating losses which raises substantial doubt about the Company’s ability to continue as going concern. The ability of the Company to meet its commitments as they become payable is dependent on the ability of the Company to obtain necessary financing or achieving a profitable level of operations. There is no assurance the Company will be successful in achieving these goals.

If the Company is not able to secure additional funding or achieve a profitable level of operations, the implementation of the Company’s business plan will be impaired. There can be no assurance that such additional financing will be available to the Company on acceptable terms or at all. These financial statements do not give effect to adjustments to the amounts and classification to assets and liabilities that would be necessary should the Company be unable to continue as a going concern.

Note 10—Subsequent Events

The Company has evaluated subsequent events and reports the following.

On July 10, 2020, PCTI and Catherine Chis, PCTI’s sole shareholder, entered into a Stock Purchase Agreement (the “SPA”) with Ozop Surgical Corp. (“Ozop”), a publicly traded Nevada corporation. Under the terms of the SPA, Chis sold one thousand (1,000) shares of PCTI, which represents all of the issued and outstanding shares of PCTI, in exchange for a cash payment of $400,000 and the issuance of 47,500 shares of Ozop’s Series C Preferred Stock, 18,667 shares of Ozop’s Series D Preferred Stock, and 500 shares of Ozop’s Series E Preferred Stock. OZOP advanced the Company the $400,000 in June 2020.

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